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                                                                    EXHIBIT 4.11


                                LETTER AMENDMENT


                                               Dated as of June 7, 2000

To the banks, financial institutions and other institutional lenders
   (collectively, the "Lenders") parties to the Credit Agreement referred to below and to Citibank, N.A., as co-syndication agent for the Lenders

Ladies and Gentlemen:

                  We refer to the Amended and Restated Credit Agreement dated as of December 17, 1997, and amendments thereto dated as of April 29, 1999 and May 29, 1998 (such Credit Agreement, as so amended, the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

                  The Borrower has proposed to acquire Trimark Financial Corporation for an approximate purchase price of CND$2.7 billion (the "Acquisition"), which may be paid in part by the issuance of up to CND$1.35 billion in principal amount of equity subordinated debentures ("ESDs"), and has proposed to amend the Credit Agreement to permit consummation of the Acquisition and to permit the issuance of the ESDs . You have indicated your willingness, on the terms and conditions stated below, to so agree. Accordingly, it is hereby agreed by you and us as follows:

                  The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

                    (a) Section 5.02(b)(iii) is amended by adding to the end
               thereof a new subsection (K), to read as follows:

                           "(K) Debt in an amount not to exceed
                  CND$1,350,000,000 principal amount of equity subordinated debentures issued in connection with the acquisition of Trimark Financial Corporation."

                    (b) Section 5.02(e) is amended by adding to the end thereof a new subsection (xv) to read a follows:

                           "(xv) Investments made by the Borrower and its
                  Subsidiaries in connection with the acquisition of Trimark Financial Corporation."


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                  This Letter Amendment shall become effective as of the date first above written when, and only when, on or before June 16, 2000, Citibank, as Co-Syndication Agent, shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to Citibank, as Co-Syndication Agent, that such Lender has executed this Letter Amendment, and the consent attached hereto executed by each Guarantor. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

                  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                              Very truly yours,

                                              AMVESCAP PLC


                                              By /s/ ROBERT F. McCULLOUGH
                                                --------------------------------
                                                 Title:

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Agreed as of the date first above written:

CITIBANK, N.A.,
     as Co-Syndication Agent and as Lender

By    /s/ ILLEGIBLE
   -----------------------------------------
   Title: Vice President

BANK OF AMERICA, N.A.,
     as Co-Syndication Agent and as Lender

By    /s/ JOAN D'AMICO
   -----------------------------------------
   Title: Managing Director

THE CHASE MANHATTAN BANK

By    /s/
   -----------------------------------------
   Title:

SUNTRUST BANK, ATLANTA

By    /s/ BRIAN K. PETERS
   -----------------------------------------
   Title: Managing Director

By    /s/ SUSAN R. CARROLL
   -----------------------------------------
   Title: Banking Officer

WACHOVIA BANK, N.A. f/k/a
WACHOVIA BANK OF GEORGIA, N.A.

By    /s/ ILLEGIBLE
   -----------------------------------------
   Title: Senior Vice President

THE BANK OF NEW YORK

By    /s/ ILLEGIBLE
   -----------------------------------------
   Title: Vice President

FLEET NATIONAL BANK

By    /s/ ILLEGIBLE
   -----------------------------------------
   Title: Director

MELLON BANK, N.A.

By    /s/ JOHN R. COOPER
   -----------------------------------------
   Title: Vice President

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CIBC INC.

By
   -----------------------------------
   Title:

DEUTSCHE BANK AG, NEW YORK AND/OR
CAYMAN ISLANDS BRANCH

By    /s/ GEORGE-ANN TOBIN
   -----------------------------------
   Title: Managing Director

By    /s/ JULIA NAND
   -----------------------------------
   Title: Vice President

NATIONAL WESTMINSTER BANK PLC

By
   -----------------------------------
   Title:

THE ROYAL BANK OF SCOTLAND

By    /s/ ILLEGIBLE
   -----------------------------------
   Title: EVP The Americas

STATE STREET BANK AND TRUST COMPANY

By
   -----------------------------------
   Title:

CREDIT LYONNAIS NEW YORK BRANCH

By    /s/ SEBASTIAN ROCCO
   -----------------------------------
   Title: Senior Vice President

HSBC BANK PLC

By
   -----------------------------------
   Title:

UNION BANK OF CALIFORNIA, N.A.

By
   -----------------------------------
   Title:

BNP PARIBAS

By    /s/ LAURENT VANDERZYPPE                      /s/ MARGUERITE L. LEBON
   -----------------------------------       -----------------------------------
   Title: Vice President                           Assistant Vice President

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                                     CONSENT



                                                  Dated as of June 16, 2000


                  The undersigned, each a Guarantor under the Guaranty dated February 13, 1997 (the "Guaranty") in favor of the Lenders parties to the Credit Agreement referred to in the foregoing Letter Amendment, hereby consents to such Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Amendment.

                                        INVESCO, INC.

                                        By    /s/ ILLEGIBLE
                                           -------------------------------------
                                           Title:

                                        INVESCO NORTH AMERICAN HOLDINGS, INC.

                                        By    /s/ ILLEGIBLE
                                           -------------------------------------
                                           Title:

                                        A I M MANAGEMENT GROUP, INC.

                                        By    /s/ ROBERT H. GRAHAM
                                           -------------------------------------
                                           Title: President

                                        A I M ADVISORS, INC.

                                        By    /s/ DAWN M. HAWLEY
                                           -------------------------------------
                                           Title: Sr. Vice President






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